UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

SB ONE BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	001-12569	22-3475473
State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

100 Enterprise Dr.

Suite 700

Rockaway, New Jersey 07866
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is filed by SB One Bancorp (the “SB One”) to provide the audited consolidated financial statements of Community Bank of Bergen County, NJ (“Community”) as of December 31, 2017 and 2016 and for each of the years ended December 31, 2017 and December 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)         Financial statements of businesses acquired

The audited consolidated financial statements of Community as of December 31, 2017 and 2016 and for each of the years ended December 31, 2017 and December 31, 2016 are filed herewith as Exhibit 99.1, and are incorporated herein by reference.

(d)        Exhibits

Exhibit No.	Description

23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated financial statements of Community Bank of Bergen County, NJ as of December 31, 2017 and 2016 and for each of the years ended December 31, 2017 and December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB ONE BANCORP

Date: October 1, 2018	By:	/s/ Steven M. Fusco
Steven M. Fusco
Senior Executive Vice President and Chief Financial Officer